UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Form 8-K

Current Report

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Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

February 24, 2016

Date of Report (Date of earliest event reported)

BB&T Corporation

(Exact name of registrant as specified in its charter)

Commission file number: 1-10853

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North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000

(Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On February 24, 2016, BB&T Corporation announced that it has reached an agreement to acquire CGSC North America Holdings Corporation (“Swett & Crawford”) from Cooper Gay Swett & Crawford.

A copy of the press release announcing the transaction and a presentation posted on BB&T’s website are attached as Exhibits 99.1 and 99.2, respectively.

ITEM 9.01	Financial Statements and Exhibits
Exhibit No.	Description of Exhibit
99.1	Copy of press release announcing the acquisition of CGSC North America Holdings Corporation.
99.2	Copy of presentation related to the acquisition of CGSC North America Holdings Corporation.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BB&T CORPORATION
(Registrant)

By: /s/ Cynthia B. Powell

Cynthia B. Powell
Executive Vice President and Corporate Controller
(Principal Accounting Officer)

Date: February 26, 2016